Exhibit 10.2
                                                                 ------------

                                    SUBLEASE


           Agreement made this 28th day of June, 1999, between GIGA INFORMATION GROUP, INC. (hereinafter "Sublessor") and INCERT SOFTWARE CORPORATION (hereinafter "Sublessee").


                                   WITNESSETH


           WHEREAS, on or about October 31, 1995, Cambridge 1400 Limited Partnership (the "Original Landlord") leased certain premises consisting of 7,868, square feet of space, more or less on the first floor of Building No. 1400, One Kendall Square (hereinafter the "Premises") in Cambridge, Massachusetts, to Sublessor, pursuant to a written lease, a copy of which is attached hereto as Exhibit A, (hereinafter the "Master Lease");


           WHEREAS, on or about Cambridge 1400 Limited Partnership, the Original Landlord conveyed the land and building of which the Premises are a part to One Kendall, LLC ("Landlord");


           WHEREAS, Sublessee desires to sublease the Premises from Sublessor and Sublessor desires to sublet the Premises to Sublessee;


           NOW THEREFORE, for valuable consideration each to the other paid, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

1.         The Premises and Term.

         A. Sublessor hereby leases to Sublessee and Sublessee hereby sublets from Sublessor the Premises for a term of fourteen
                  (14) months (hereinafter the "Term") commencing on September 1, 1999, and ending October 31, 2000, unless sooner terminated as herein provided. Notwithstanding the provisions of Section 24 of the Master Lease, Sublessee shall have no right to extend the Term of this Sublease.


         B. Sublessee shall have as appurtenant to the Premises the right to use, in common with Sublessor and others entitled thereto, the driveways, roadways, hallways, elevators and stairways necessary for access to the Premises.

2. Basic Rent. During the Term, Sublessee shall pay to Sublessor, as Base Rent for the Premises. One Hundred Eighty-eight Thousand One Hundred Seventy-six and 22/100 ($188,176.22) Dollars, in equal monthly installments of Thirteen Thousand Four Hundred Forty-one and 17/100 ($13,441.17) Dollars, payable in advance on the first day of each and every month. All payments shall be due without billing or demand and without deduction, set-off or counterclaim. If the Term commences or ends other than on the first day of a month, then the rent for such month shall be prorated for such fractional period.

3. Additional Rent. In addition to the Base Rent to be paid by Sublessee, Sublessee shall pay to Sublessor, during the Term of this Sublease, as additional rent (hereinafter "Additional Rent") all costs, charges and expenses imposed on Sublessor in the Master Lease, including, but not limited to, all charges as provided for in Section 5 of the Master Lease, which Sublessor, as Lessee under the Master Lease, is obligated to pay pursuant to the terms of the Master Lease, other than Base Rent as provided for in Section 4 of the Master Lease. Sublessor shall provide Sublessee with all calculations of, and demands for, any such costs, charges, expenses and Additional Rent provided to Sublessor by Landlord.

4.         Additional Covenants of Sublessee and Sublessor.


         A. Except as otherwise expressly provided herein, all of the terms, covenants and conditions of the Master Lease are incorporated herein by reference and made a part hereof with the same force and effect as if set forth in their entirety, provided that the terms and conditions hereof shall be controlling whenever the terms and conditions of the Master Lease are contradictory to or inconsistent with the terms and conditions hereof, and provided further that those incorporated provisions of the Master Lease which are protective and for the benefit of Landlord shall in this Sublease be deemed to be protective and for the benefit of both Landlord and Sublessor, that references therein to "Lessor" and "Lessee" shall be deemed to refer to "Sublessor" and "Sublessee", respectively, that references therein to "this lease" shall be deemed to refer to "this Sublease" and that references therein to the "Leased Premises" or "Premises" shall be deemed to refer to the "Premises" described herein. Sublessee covenants and agrees to be bound by the same terms and conditions as Sublessor as tenant under the Master Lease is now bound or may hereafter be bound under the Master Lease, and by all amendments and modifications thereof, and to observe, keep and perform all of the terms, covenants, agreements and conditions contained in the Master Lease to be performed on the part of Sublessor as a tenant thereunder, excepting the obligation to pay rent to Landlord in such a manner as will not cause a breach of the Master Lease and neither to do nor cause to be done, nor suffer, nor permit any act or thing to be done which would or might cause the Master Lease or the rights of Sublessor as tenant thereunder to be canceled, terminated, forfeited or surrendered, or which would or might make Sublessor liable for any damages, claims or penalties. The foregoing agreement of Sublessee to observe and be bound by the covenants and agreements of Lessee under the Master Lease shall accrue to the benefit of Sublessor as if Sublessor were Lessor under the Master Lease.


         B. To the maximum extent that this agreement may be made effective according to law, Sublessee agrees that it will protect and indemnify Sublessor and save Sublessor harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Sublessor by reason of (i) any, accident, injury to or death of persons or damage to or loss of property, by theft or otherwise, occurring on or about the Premises or any part thereof, unless arising out of the negligence of Sublessor or Sublessor's agents or employees, and (ii) any failure on the part of Sublessee to perform, fulfill or observe any of Sublessee's representations, warranties or agreements set forth in this Sublease. In case any action, suit or proceeding is brought against Sublessor by reason of any such occurrence, Sublessee, upon Sublessor's request, shall at Sublessee's expense, cause such action, suit or proceeding to be resisted and defended by counsel designated by Sublessor.

         C. This Sublease and all of the terms, covenants, representations, warranties, agreements and conditions hereof are in all respects subject and subordinate to the Master Lease.


         D. Notwithstanding anything contained in this Sublease to the contrary, Sublessor shall not have any obligation to construct, maintain, alter or repair the Premises, the land on which they are located and the building of which they are a part, or any parking area or other facility or improvement thereon or appurtenant thereto or to provide Sublessee with any service of any kind or description whatsoever, nor shall Sublessor be responsible for the performance of Landlord's obligations under the Master Lease including, without limitation, Landlord's obligations described in Sections 3, 20, 24 and 26 of the Master Lease, which Sections are not included herein by reference, or be liable in damages or otherwise for any negligence of Landlord or for any damage or injury suffered by Sublessee as a result of any act or failure to act by Landlord or any default by Landlord in fulfilling its obligations under the Master Lease. If Landlord shall default in any of its obligations to Sublessor, Sublessor shall cooperate with Sublessee, upon request by Sublessee, at no out-of-pocket cost or expense to Sublessor, in enforcing Sublessor's rights against Landlord under the Master Lease.


         E. Sublessor shall not incur any liability whatsoever to Sublessee for any injury, inconvenience, incidental or consequential damages incurred or suffered by Sublessee as a result of the exercise by Landlord of any of the rights reserved to Landlord under the Master Lease, nor shall such exercise constitute a constructive eviction or a default by Sublessor hereunder.

         F. The Premises are being leased in an "as is" condition" provided, however, that Sublessor shall deliver the Premises to Sublessee in a broom-clean condition.


         G. Subject to the terms of the Sublease, Sublessee shall use the Premises only for general office use as provided in Section 7 of the Master Lease.


5.         Defaults by Sublessee.


         A. In the event that Sublessee shall default in the payment of Base Rent or Additional Rent hereunder, or default in the performance or observance of any of the terms, conditions and covenants of this Sublease, Sublessor, in addition to and not in limitation of any rights otherwise available to it, shall have the same rights and remedies with respect to such default as are provided to Lessor under the Master Lease with respect to defaults by Lessee thereunder, with the same force and effect as though all such provisions relating to any such default or defaults were herein set forth in full, and Sublessee shall have all of the obligations of Lessee under the Master Lease with respect to such default.


         B. Sublessor may cure such default for the account of Sublessee, and any amount paid or incurred by Sublessor in so doing shall be deemed paid or incurred for the account of Sublessee and Sublessee agrees to reimburse Sublessor therefor and save Sublessor harmless therefrom; provided, that Sublessor may cure any such default as aforesaid prior to the expiration of any waiting period if reasonably necessary to protect Sublessor's interests under the Master Lease or to prevent injury or damage to persons or property. If Sublessee shall fail to reimburse Sublessor upon demand for any amount paid for the account of Sublessee hereunder, said amount shall be added to and become due as a part of the next payment of Base Rent due hereunder.


         C. Notwithstanding anything to the contrary herein contained, for the purpose of determining the occurrence of events of default hereunder, the periods of thirty (30) days and ninety (90) days set forth in Section 18 of the Master Lease shall be twenty-five (25) days and sixty (60) days, respectively.

6. Termination of Sublease. This Sublease shall terminate upon any termination of the Master Lease for any reason whatsoever which deprives Tenant under the Master Lease of possession of the Premises, without any liability therefor upon the part of Sublessor to Sublessee and with the same force and effect as if the date of such termination had expressly been provided in this Sublease as the date of termination hereof.

7. Assignment. Sublessee shall not assign this Sublease, nor sublet or permit the Premises or any portion thereof to be used by others.

8. Warranties and Representations. Sublessee hereby represents and warrants that in entering into this Sublease, Sublessee has not relied upon or been induced by any statements or representations of any person with respect to the physical condition of the Premises or with respect to any other matter affecting the Premises or this Sublease, but has relied solely upon such investigations, examinations and inspections as Sublessee has chosen to make or have made. Sublessee acknowledges that Sublessee has been afforded the opportunity for full and complete investigation, examination and inspection.

9.         Separate and Independent Activities of Sublessee and Sublessor.
           Sublessee and Sublessor and their respective employees and invitees shall in all respects operate separately and independently of each other, and nothing contained herein shall be deemed in any way to constitute Sublessee and Sublessor as partners or joint or co-venturers.

10. Covenant of Quiet Enjoyment. Sublessee, upon paying the Basic Rent, and all Additional Rent and other charges herein provided for, and observing and keeping all covenants, agreements, and conditions of this Sublease on its part to be kept, shall quietly have and enjoy the Premises during the term of this Sublease without hindrance by anyone claiming by, through or under Sublessor as such, subject, however, to the terms of this Sublease. Sublessor specifically disclaims any additional covenant of quiet enjoyment, either express or implied.

11. Security Deposit Concurrently with the execution and delivery of this Sublease, Sublessee shall deposit Twenty Six Thousand, Eight Hundred Eighty Two Dollars and 33/100 ($26,882.33) Dollars as a security deposit (the "Security Deposit") and Sublessor shall hold the same throughout the Term of this Sublease as security for the performance by Sublessee of all obligations on the part of Sublessee to be performed hereunder. Sublessor shall have the right from time to time without prejudice to any other remedy Sublessor may have on account thereof, to apply such deposit, or any part thereof, to Sublessor's damages arising from, or to cure, any default by Sublessee. If Sublessor shall so apply any or all of such Security Deposit, Sublessee shall immediately deposit with Sublessor the amount so applied to be held as security hereunder. There then existing no default by Sublessee, Sublessor shall return the deposit, or so much thereof as shall theretofore not been applied in accordance with the terms of this Section, to Sublessee on the expiration or earlier termination of the Term of this Sublease and surrender of possession of the Premises by Sublessee to Sublessor in accordance with the terms hereof. Sublessor shall have no obligation to pay interest on the same and shall have the right to commingle the Security Deposit with Sublessor's other funds.

12.        Miscellaneous.


A. Effect. This Sublease shall be binding upon the parties hereto, their executors, administrators, heirs, successors and assigns.


B. Applicable Law. This Sublease shall be deemed made and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.


C. Modification. Neither this Sublease nor any provision thereof may be waived, modified, amended, discharged or terminated, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.


D. Landlord'sApproval. The obligations of the parties hereunder are subject to the written approval of Landlord under the Master Lease. If, for any reason whatsoever, Landlord under the Master Lease refuses to consent to this Sublease within thirty (30) days after the date of execution hereof, this Sublease shall be void and of no force and effect and neither party shall have recourse against the other hereunder.

E. Severability. If any term or provision of this Sublease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to other persons or circumstances shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.


F. Sublessor's Consent. Sublessor's refusal to consent to or to approve any matter or thing, whenever, Sublessor's consent or approval is required under this Sublease or the Master Lease, shall be deemed reasonable if Landlord under the Master Lease has refused to give such consent or approval.


G. No Broker. Sublessee and Sublessor each hereby represents and warrants to the other that it has not dealt with any broker in connection with the transactions contemplated in this Sublease other than Hunneman Real Estate Corporation and Insignia/ESG (the "Brokers"). Sublessee and Sublessor each agrees to indemnify and hold Sublessor harmless the other from and against all claims, demands and damages suffered as a result of claims made with respect to this Sublease by any real estate broker other than the Brokers.

13.        Additional Provisions.


A. Sublessor warrants and represents to Sublessee that it has no knowledge of any default by itself or by Landlord under the Master Lease; that the Master Lease is in full force and effect; and that Sublessor has a good right to sublease its interest under the Master Lease provided Sublessor obtains the consent of Landlord under Article 12 of the Master Lease.

B. Sublessor agrees (i) to pay and perform all of its obligations under the Master Lease except to the extent such obligations are assumed by Sublessee hereunder, (ii) not to voluntarily surrender possession of the Premises or agree to an early termination of the Master Lease, and
         (iii) without the prior written consent of Sublessee, not to enter into any amendment or modification of the Master Lease that adversely affects the rights or obligations of Sublessee under this Sublease.


C. Subject to the consent of Landlord to the extent required under Article 12 of the Master Lease, Sublessee shall have the right to assign this Sublease without the consent or Sublessor to any entity acquiring, acquired by, controlling, controlled by or under common control with Sublessee ; provided, however, that any such entity has a net worth equal to or greater than Sublessee on either (i) the date hereof, or
         (ii) the date Sublessee's interest transferred, whichever is greater.


D. To the maximum extent that this agreement may be made effective according to law, Sublessor agrees that it will protect and indemnify Sublessee and save Sublessee harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys; fees and expenses) imposed upon or incurred by or asserted against Sublessee to the extent arising from (i) the negligence or willful misconduct of Sublessor or Sublessor's agents or employees, and (ii) any failure on the part of Sublessor to perform, fulfill or observe any of Sublessor's representations, warranties or agreements set forth in this Sublease.


E. Sublessee shall not be responsible for compliance with any laws, regulations, or the like requiring (i) structural repairs or modifications or (ii) repairs or modifications to the utility or building service equipment or (iii) installation of new building service equipment, such as fire detection or suppression equipment, unless such repairs, modifications, or installations shall (a) be due to Sublessee's particular manner of use of the Premises (as opposed to office use generally), or (b) be due to the negligence or willful misconduct of Sublessee or any agent, employee, or contractor of Sublessee.


F. In the event of any overpayment by Sublessee of any additional rent or estimated additional rent (including any abatement in taxes applicable to the term hereof) under Article 5 of the Master Lease, any reimbursements of such overpayment shall be collected by Sublessor and passed through by Sublessor to Sublessee.


G. Sublessor shall at no out of pocket cost to Sublessor, cooperate with Sublessee in making application to Landlord to reduce the number of parking spaces from time to time for which Sublessee shall have the right to use and for which Sublessee shall be obligated to pay under
         Article 4 of the Lease, provided that the Landlord's refusal to reduce the number of parking spaces shall not be a default by Sublessor hereunder.


H. Sublessor shall at no out of pocket expense to Sublessor, cooperate with Sublessee in making application to Landlord for such signage as to which Sublessee is entitled under the Master Lease as incorporated herein, and Sublessor agrees to remove its signage to make room for Sublessee's signage.

I. In the event Sublessor is able to deliver the Premises to Sublessee for occupancy on a date earlier than September 1, 1999, then the term of this Sublease shall commence at such earlier date as to which Sublessor and Sublessee shall mutually agree, without changing the expiration date of the term as set forth herein, and in such event the parties shall execute a mutually acceptable rent commencement memorandum setting forth such earlier commencement date.


J. Sublessor shall deliver the Premises to Sublessee in neat and clean condition, vacuumed, and without broken glass, fixtures or walls.



           IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the day and year first above written.



                                   SUBLESSOR:
                                   GIGA INFORMATION GROUP, INC.

                                   By: /s/ Daniel M. Clarke
                                       ------------------------------------



                                   SUBLESSEE:
                                   INCERT SOFTWARE CORPORATION

                                   By: /s/ Alain J. Hanover
                                       ------------------------------------
                                       PRESIDENT